UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

BNY Mellon Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Natural Resources Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Natural Resources Fund

SEMIANNUAL REPORT March 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Natural Resources Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Natural Resources Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of the COVID-19 roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
April 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by Robin Wehbé and Albert Chu, Portfolio Managers, Albert Chu was added to the portfolio management team during the reporting period.

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon Natural Resources Fund’s Class A shares produced a total return of -30.42%, Class C shares returned -30.68%, Class I shares returned
-30.32% and Class Y shares returned -30.29%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of -12.29% for the same period.2 The S&P Global Natural Resources Index, which more closely reflects the fund’s composition, returned -26.47% for the reporting period.3

Stocks generally produced negative returns over the reporting period, resulting from market volatility caused by the spreading COVID-19. The fund trailed the Index and the S&P Global Natural Resources Index, primarily due to positioning within the forest products, onshore upstream and energy services sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in stocks of companies in natural resources and natural resource-related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or supplying goods, technology and services relating to natural resources.

The fund invests in growth and value stocks and typically will maintain exposure to the major natural resources sectors. Using fundamental research and direct management contact, the portfolio managers seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the fund may invest in companies of any market capitalization. The fund may invest in foreign securities, including emerging-market securities, without limitation.

Central Bank Policy, Geopolitics and Disease Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. Continuing trade tensions between the U.S. and China remained an influencer of investor sentiment and equity market valuations early in the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan (the “BOJ”) announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January, due to concerns over the COVID-19 outbreak. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing virus cases in the U.S. A sell-off began that accelerated through late March, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market territory. Asset valuations came under additional pressure from the Russia/Saudi Arabia oil conflict, which caused the price of oil to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

fall precipitously. The Fed cut rates twice in March 2020 in an effort to support the economy. Large numbers of people were laid off after several states ordered non-essential businesses closed. A landmark $2 trillion-dollar stimulus deal was signed the final Friday in March, in an effort to provide much needed cash to households and loans to small businesses.

Forest Product and Energy Issuers Drive Fund Performance

The portfolio underperformed its primary and secondary benchmark during the period. The spread of the COVID-19 and the oil conflict between Saudi Arabia and Russia drove two themes that dominated performance during the latter half of the period. These themes were a slowing economy, which reduced demand for many products, and extremely low oil prices. These developments put significant downward pricing pressure on stocks issued by building materials companies within the forest products sector and companies associated with oil production and refinement. Within the forest products sector, Canada-based Norbord and U.S.-based Louisiana-Pacific detracted from performance. Both companies make wood-based building materials that are used in construction. Demand for their products decreased during the latter half of the period. Onshore upstream energy companies such as Pioneer Natural Resources, Hess and ConocoPhillips were also among the leading detractors. The closure of non-essential businesses decreased commuter traffic, which supports a large portion of U.S. gasoline consumption. When combined with the drop in oil prices, this produced an extreme headwind for onshore upstream stock prices.

Conversely, positioning within the next gen energy, precious metals and offshore upstream sectors provided more favorable results. Green energy companies such as U.S.-based NextEra Energy, and Denmark-based Vestas Wind Systems and Orsted, bolstered relative results and were among the top individual contributors for the period. Stock selection within the precious metals sector also bolstered relative results, where names such as Barrick Gold and Newmont Mining benefited returns the most. In addition, avoiding exposure to several offshore upstream companies provided a tailwind to returns, as did a lack of exposure to several integrated energy companies such as Exxon Mobil, Chevron and Suncor Energy. Prices of these issuers fell precipitously late in the period, and avoiding exposure worked to boost relative results.

Finding Opportunities Amid Volatility

It is our opinion that we are currently living in a period of uncertainty. We believe the pandemic has caused unprecedented unpredictability with regard to future central bank activity, economic growth and election outcomes. There has been an enormous amount of volatility in the market, which has presented opportunities to purchase quality securities at depressed valuations. We think that when things begin to normalize, and people go back to their lives, the return to work and resulting commuter lifestyle may create a demand surge and provide support to commodity pricing. We believe this may first materialize in products that have a short consumer cycle, such as things people consume every day like gasoline (energy) and food (agriculture products). In addition, it is our opinion that the large amount of stimulus which has been injected into the system by governments and central banks will have a significant impact on consumer spending. However, we believe corporate management teams may be more hesitant when it comes to capital investment, in light of the recent market volatility. If firms aren’t spending, that may provide a headwind to some sectors.

We believe the volatility may continue into the near future. Given this, we maintain a relatively significant position in gold and will keep our current investments in green energy. We think emission reduction goals will help to support this industry. We are looking for value across the sectors and are cautiously optimistic that energy prices will stabilize. Given the recent volatility, we believe there is currently a lot of value in U.S. energy companies. Prices are under pressure, but a lot of companies began to improve their balance sheet strength after the 2008 financial crisis, so we believe in their ability to withstand the current environment. These high-quality companies are the ones we are seeking to maintain within the portfolio or add to the portfolio at attractive valuations.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals & mining. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. Interest rates, commodity prices, economic, tax and energy developments, and government regulations may affect the supply and demand for natural resources and the share prices of companies in the sector.

Securities of companies within specific natural resources sectors can perform differently from the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments that affect those sectors emphasized by the fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks are greater with emerging-market countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Natural Resources Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.34	$8.38	$4.24	$3.65
Ending value (after expenses)	$695.80	$693.20	$696.80	$697.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.36	$9.97	$5.05	$4.34
Ending value (after expenses)	$1,018.70	$1,015.10	$1,020.00	$1,020.70

†Expenses are equal to the fund’s annualized expense ratio of 1.26% for Class A, 1.98% for Class C, 1.00% for Class I and .86% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 95.5%
Agricultural Products - 6.4%
Archer-Daniels-Midland	265,648		9,345,497
Bunge	100,455		4,121,669
			13,467,166
Copper - 5.7%
Freeport-McMoRan	1,225,938		8,275,081
Lundin Mining	938,337		3,527,182
			11,802,263
Diversified Metals & Mining - 5.8%
Anglo American	690,475		12,065,554
Electric Utilities - 4.8%
NextEra Energy	29,753		7,159,167
Orsted	28,952	[a]	2,843,231
			10,002,398
Electronic Equipment & Instruments - 1.1%
Itron	40,651	[b]	2,269,545
Environmental & Facilities Services - 5.0%
Casella Waste Systems, Cl. A	128,422	[b]	5,016,163
Clean Harbors	61,883	[b]	3,177,073
Covanta Holding	257,558	[c]	2,202,121
			10,395,357
Fertilizers & Agricultural Chemicals - 11.7%
CF Industries Holdings	271,095		7,373,784
FMC	79,235		6,472,707
The Mosaic Company	370,414		4,007,879
Yara International	207,170		6,554,728
			24,409,098
Forest Products - 2.2%
Louisiana-Pacific	183,249		3,148,218
Norbord	123,630		1,462,687
			4,610,905
Gold - 11.7%
Barrick Gold	724,422		13,311,698
Newmont	247,730		11,217,214
			24,528,912
Heavy Electrical Equipment - 2.8%
Vestas Wind Systems	72,560		5,906,567
Industrial Gases - 3.0%
Air Liquide	48,374	[c]	6,200,435
Integrated Oil & Gas - 10.5%
BP	2,643,101		11,244,203
Equinor	559,402		7,046,622

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 95.5% (continued)
Integrated Oil & Gas - 10.5% (continued)
Petroleo Brasileiro, ADR		695,938		3,751,106
				22,041,931
Metal & Glass Containers - 2.4%
Ball		78,903		5,101,868
Oil & Gas Equipment & Services - 1.4%
Schlumberger		216,609		2,922,055
Oil & Gas Exploration & Production - 10.9%
Concho Resources		112,309		4,812,441
ConocoPhillips		254,220		7,829,976
Hess		131,857	[c]	4,390,838
Pioneer Natural Resources		82,547		5,790,672
				22,823,927
Oil & Gas Refining & Marketing - 4.2%
Marathon Petroleum		156,352		3,693,034
PBF Energy, Cl. A		129,012	[c]	913,405
Valero Energy		91,020		4,128,667
				8,735,106
Semiconductors - 1.7%
First Solar		99,802	[b,c]	3,598,860
Steel - 4.2%
ArcelorMittal		471,630	[b,c]	4,469,625
Steel Dynamics		195,071		4,396,900
				8,866,525
Total Common Stocks (cost $275,856,974)				199,748,472
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,690,699)	0.40	2,690,699	[d]	2,690,699

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 4.1%
Registered Investment Companies - 4.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,676,387)	0.40	8,676,387	[d]	8,676,387
Total Investments (cost $287,224,060)		100.9%		211,115,558
Liabilities, Less Cash and Receivables		(.9%)		(1,855,659)
Net Assets		100.0%		209,259,899

ADR—American Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $2,843,231 or 1.36% of net assets.

bNon-income producing security.

cSecurity, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $17,345,905 and the value of the collateral was $17,395,361, consisting of cash collateral of $8,676,387 and U.S. Government & Agency securities valued at $8,718,974.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Materials	46.6
Energy	27.0
Industrials	7.8
Consumer Staples	6.5
Investment Companies	5.4
Utilities	4.8
Information Technology	2.8
100.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/19($)	Purchases($)	Sales($)	Value 3/31/20($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,156,121	74,796,530	78,261,952	2,690,699	1.3	28,918
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,520,314	58,204,595	53,048,522	8,676,387	4.1	-
Total	9,676,435	133,001,125	131,310,474	11,367,086	5.4	28,918

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,345,905)—Note 1(c):
Unaffiliated issuers	275,856,974	199,748,472
Affiliated issuers	11,367,086	11,367,086
Cash denominated in foreign currency	298,069	289,226
Receivable for shares of Beneficial Interest subscribed		6,461,789
Dividends and securities lending income receivable		931,403
Tax reclaim receivable		366,906
Prepaid expenses		49,485
		219,214,367
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		170,066
Liability for securities on loan—Note 1(c)		8,676,387
Payable for shares of Beneficial Interest redeemed		689,811
Payable for investment securities purchased		276,633
Trustees’ fees and expenses payable		3,177
Interest payable—Note 2		1,163
Other accrued expenses		137,231
		9,954,468
Net Assets ($)		209,259,899
Composition of Net Assets ($):
Paid-in capital		314,989,935
Total distributable earnings (loss)		(105,730,036)
Net Assets ($)		209,259,899

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	33,912,056	4,568,874	166,085,489	4,693,480
Shares Outstanding	1,790,165	261,427	8,528,548	240,907
Net Asset Value Per Share ($)	18.94	17.48	19.47	19.48

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $147,847 foreign taxes withheld at source):
Unaffiliated issuers	3,745,842
Affiliated issuers	28,918
Income from securities lending—Note 1(c)	6,893
Interest	6,631
Total Income	3,788,284
Expenses:
Management fee—Note 3(a)	1,150,289
Shareholder servicing costs—Note 3(c)	297,533
Registration fees	38,457
Professional fees	27,450
Distribution fees—Note 3(b)	26,649
Prospectus and shareholders’ reports	26,005
Custodian fees—Note 3(c)	24,708
Trustees’ fees and expenses—Note 3(d)	11,135
Chief Compliance Officer fees—Note 3(c)	6,683
Loan commitment fees—Note 2	3,603
Interest expense—Note 2	1,605
Miscellaneous	9,486
Total Expenses	1,623,603
Investment Income—Net	2,164,681
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(4,888,443)
Net realized gain (loss) on forward foreign currency exchange contracts	(7,046)
Net Realized Gain (Loss)	(4,895,489)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(87,840,204)
Net Realized and Unrealized Gain (Loss) on Investments	(92,735,693)
Net (Decrease) in Net Assets Resulting from Operations	(90,571,012)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment income—net	2,164,681	7,940,339
Net realized gain (loss) on investments	(4,895,489)	(12,960,736)
Net change in unrealized appreciation (depreciation) on investments	(87,840,204)	(65,712,159)
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,571,012)	(70,732,556)
Distributions ($):
Distributions to shareholders:
Class A	(1,132,335)	(1,050,131)
Class C	(93,835)	(103,001)
Class I	(5,707,012)	(4,782,985)
Class Y	(266,884)	(167,439)
Total Distributions	(7,200,066)	(6,103,556)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	6,146,137	17,890,579
Class C	426,694	1,475,862
Class I	75,874,102	132,278,962
Class Y	2,623,655	6,098,750
Distributions reinvested:
Class A	1,049,765	962,026
Class C	88,623	96,436
Class I	5,128,652	4,064,593
Class Y	248,503	153,573
Cost of shares redeemed:
Class A	(13,030,822)	(36,549,492)
Class C	(2,269,818)	(6,294,167)
Class I	(85,010,987)	(161,433,192)
Class Y	(7,494,798)	(2,866,878)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(16,220,294)	(44,122,948)
Total Increase (Decrease) in Net Assets	(113,991,372)	(120,959,060)
Net Assets ($):
Beginning of Period	323,251,271	444,210,331
End of Period	209,259,899	323,251,271

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	253,866	631,315
Shares issued for distributions reinvested	38,090	32,991
Shares redeemed	(531,836)	(1,301,267)
Net Increase (Decrease) in Shares Outstanding	(239,880)	(636,961)
Class Ca
Shares sold	19,004	54,286
Shares issued for distributions reinvested	3,477	3,580
Shares redeemed	(87,930)	(240,758)
Net Increase (Decrease) in Shares Outstanding	(65,449)	(182,892)
Class Ia
Shares sold	3,002,700	4,501,299
Shares issued for distributions reinvested	181,160	135,761
Shares redeemed	(3,305,849)	(5,625,485)
Net Increase (Decrease) in Shares Outstanding	(121,989)	(988,425)
Class Y
Shares sold	98,095	204,730
Shares issued for distributions reinvested	8,774	5,129
Shares redeemed	(255,758)	(99,486)
Net Increase (Decrease) in Shares Outstanding	(148,889)	110,373

[a] During the period ended March 31, 2020, 193 Class C shares representing $4,889 were automatically converted to 178 Class A shares. During the period ended September 30, 2019, 3,665 Class A shares representing $103,709 were exchanged for 3,564 Class I shares and 161 Class C shares representing $4,242 were automatically converted to 148 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2020
		Year Ended September 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	27.79	33.28	30.04	26.56	23.30	31.73
Investment Operations:
Investment income—net[a]	.16	.55	.32	.15	.27	.32
Net realized and unrealized gain (loss) on investments	(8.43)	(5.64)	3.05	3.69	3.21	(8.25)
Total from Investment Operations	(8.27)	(5.09)	3.37	3.84	3.48	(7.93)
Distributions:
Dividends from investment income—net	(.58)	(.40)	(.13)	(.36)	(.22)	(.22)
Dividends from net realized gain on investments	-	-	-	-	-	(.28)
Total Distributions	(.58)	(.40)	(.13)	(.36)	(.22)	(.50)
Net asset value, end of period	18.94	27.79	33.28	30.04	26.56	23.30
Total Return (%)[b]	(30.42)[c]	(15.38)	11.29	14.52	15.06	(25.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[d]	1.24	1.28	1.36	1.44	1.47
Ratio of net expenses to average net assets	1.26[d]	1.24	1.28	1.34	1.34	1.34
Ratio of net investment income to average net assets	1.20[d]	1.94	.99	.53	1.12	1.11
Portfolio Turnover Rate	42.59[c]	77.60	55.65	94.39	108.16	100.82
Net Assets, end of period ($ x 1,000)	33,912	56,407	88,769	88,293	77,594	51,613

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2020
		Year Ended September 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	25.52	30.61	27.70	24.53	21.54	29.42
Investment Operations:
Investment income (loss)—net[a]	.05	.33	.13	(.05)	.08	.12
Net realized and unrealized gain (loss) on investments	(7.77)	(5.21)	2.78	3.41	2.97	(7.67)
Total from Investment Operations	(7.72)	(4.88)	2.91	3.36	3.05	(7.55)
Distributions:
Dividends from investment income—net	(.32)	(.21)	-	(.19)	(.06)	(.05)
Dividends from net realized gain on investments	-	-	-	-	-	(.28)
Total Distributions	(.32)	(.21)	-	(.19)	(.06)	(.33)
Net asset value, end of period	17.48	25.52	30.61	27.70	24.53	21.54
Total Return (%)[b]	(30.68)[c]	(15.97)	10.51	13.73	14.21	(25.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98[d]	1.96	1.96	2.04	2.12	2.16
Ratio of net expenses to average net assets	1.98[d]	1.96	1.96	2.03	2.09	2.08
Ratio of net investment income (loss) to average net assets	.44[d]	1.23	.42	(.18)	.37	.43
Portfolio Turnover Rate	42.59[c]	77.60	55.65	94.39	108.16	100.82
Net Assets, end of period ($ x 1,000)	4,569	8,341	15,606	11,741	10,154	9,414

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

	Six Months Ended March 31, 2020
		Year Ended September 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	28.59	34.26	30.91	27.30	23.95	32.59
Investment Operations:
Investment income—net[a]	.21	.67	.47	.25	.35	.44
Net realized and unrealized gain (loss) on investments	(8.67)	(5.84)	3.09	3.78	3.29	(8.51)
Total from Investment Operations	(8.46)	(5.17)	3.56	4.03	3.64	(8.07)
Distributions:
Dividends from investment income—net	(.66)	(.50)	(.21)	(.42)	(.29)	(.29)
Dividends from net realized gain on investments	-	-	-	-	-	(.28)
Total Distributions	(.66)	(.50)	(.21)	(.42)	(.29)	(.57)
Net asset value, end of period	19.47	28.59	34.26	30.91	27.30	23.95
Total Return (%)	(30.32)[b]	(15.16)	11.59	14.85	15.35	(25.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[c]	.98	1.00	1.05	1.11	1.17
Ratio of net expenses to average net assets	1.00[c]	.98	1.00	1.05	1.08	1.09
Ratio of net investment income to average net assets	1.48[c]	2.28	1.42	.86	1.40	1.51
Portfolio Turnover Rate	42.59[b]	77.60	55.65	94.39	108.16	100.82
Net Assets, end of period ($ x 1,000)	166,085	247,344	330,252	233,080	144,068	58,533

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015	[a]
Per Share Data ($):
Net asset value, beginning of period	28.63	34.30	30.94	27.31	23.95	25.37
Investment Operations:
Investment income—net[b]	.22	.76	.55	.41	.43	.07
Net realized and unrealized gain (loss) on investments	(8.67)	(5.89)	3.06	3.65	3.23	(1.49)
Total from Investment Operations	(8.45)	(5.13)	3.61	4.06	3.66	(1.42)
Distributions:
Dividends from investment income—net	(.70)	(.54)	(.25)	(.43)	(.30)	-
Net asset value, end of period	19.48	28.63	34.30	30.94	27.31	23.95
Total Return (%)	(30.29)[c]	(15.04)	11.75	14.98	15.45	(5.60)	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[d]	.85	.87	.93	.99	2.54	[d]
Ratio of net expenses to average net assets	.86[d]	.85	.87	.93	.98	1.10	[d]
Ratio of net investment income to average net assets	1.57[d]	2.56	1.63	1.38	1.54	3.69	[d]
Portfolio Turnover Rate	42.59[c]	77.60	55.65	94.39	108.16	100.82
Net Assets, end of period ($ x 1,000)	4,693	11,158	9,583	2,763	414	1

a From September 1, 2015 (commencement of initial offering) to September 30, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Natural Resources Fund (the “fund”) is a separate non-diversified series of BNY Mellon Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	143,417,507	56,330,965††	-	199,748,472
Investment Companies	11,367,086	-	-	11,367,086

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2020, The Bank of New York Mellon earned $1,412 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $24,671,268 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: ordinary income $6,103,556. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2020 was approximately $172,680 with a related weighted average annualized interest rate of 1.86%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.10% of the fund’s average daily net assets. On or after January 31, 2021, the Adviser, may terminate this expense limitation at any time. During the period ended March 31, 2020, there were no reduction in expenses, pursuant to the undertaking.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2020, the Distributor retained $1,424 from commissions earned on sales of the fund’s Class A shares and $114 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2020, Class C shares were charged $26,649 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A and Class C shares were charged $65,445 and $8,883, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $10,413 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $24,708 pursuant to the custody agreement.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $138,200, Distribution Plan fees of $3,020, Shareholder Services Plan fees of $8,875, custodian fees of $12,800, Chief Compliance Officer fees of $3,329 and transfer agency fees of $3,842.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2020, amounted to $125,577,327 and $148,759,777, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2020:

Average Market Value ($)
Forward contracts	1,024,068

At March 31, 2020, accumulated net unrealized depreciation on investments was $76,108,502, consisting of $12,356,606 gross unrealized appreciation and $88,465,108 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

BNY Mellon Natural Resources Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DNLAX Class C: DLDCX Class I: DLDRX Class Y: DLDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6006SA0320

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunity Funds

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      May 26, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)